LEXINGTON
================================================================================


                                    LEXINGTON
                                  INTERNATIONAL
                                   FUND, INC.

              ---------------------------------------------------

                       Seeks long-term growth of capital,
                         primarily through investment in
                           common stocks of companies
                         domiciled in foreign countries.

              ---------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================

DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

      The  Lexington  International  Fund  appreciated  9.4%*  during the second quarter, and for the first half of 1997 advanced 11.9%*. The average international fund returned 11.1% for the quarter and 12.5% during the first half of 1997, according to Lipper Analytical Services, Inc. Due to a 23.7% gain in Japan during the second quarter the unmanaged Morgan Stanley EAFE Index jumped 13.0%. For the first half the unmanaged Morgan Stanley EAFE Index returned 11.2%.

      The Lexington International Fund slightly underperformed the Lipper average due to an underweighting of European equities and weakness in Southeast Asian markets. In dollar terms European equities appreciated 14.3% during the first half of the year. European equities are advancing due to several positive factors. Interest rates have been falling due to low inflation and investor belief in European monetary union. The profit outlook is also improving stimulated by low interest rates and increasingly competitive currencies.
Finally, many European companies are restructuring operations by divesting non-core or underperforming businesses, while reducing headcount and lowering costs. Although the outlook remains positive, valuation levels have now become stretched. Due to excessive valuation levels, the Fund is underweight European equities. Many fundamentally attractive companies simply fail our value bias due to the higher risk they present. The Fund has cut back its weighting in Asia, but holdings in Malaysia and the Philippines did hurt returns in March and April as these markets began a sharp decline. The focus of Lexington International Fund remains on stock selection. Weighing both risk and reward has led to a heavy weighting of Canadian issues. Stocks such as Bombardier and IMAX have been strong performers in 1997.

      Equity markets are enjoying an historic climb in most countries around the world. Monetary stimulus from central banks in Europe and Japan has stimulated financial asset inflation as weak economies can't absorb these funds. Of course, there are other positive factors as well, such as global restructuring, European Monetary Union and Latin American economic recovery. However, like Federal
Reserve Chairman Greenspan, we wonder whether investors have become "irrationally exuberant." Conditions are positive for stocks yet much, if not all, the good news seems reflected in valuations. Markets may continue advancing but clearly the risks have become very high. Any external shock could cause a sharp fall in global equities. Signs of inflation would likely lead to a bear market as interest rates would have to rise.

      The challenge to investors remains participating in this great bull market while maintaining a healthy respect for risk and downside protection. As a result, the Fund continues with its value bias. Due to the advent of index funds and high institutional cashflows, many larger companies have stock prices at extremely expensive levels. The Lexington International Fund has found better value in smaller companies which should offer more downside protection. Regionally, the Fund remains overweight in Canada, Australia and New Zealand. Southeast Asian stocks have been reduced due to rising interest rates and a poor profit outlook. European holdings are mainly comprised of restructuring companies and cyclicals. However, the Fund is underweight European equities due to what we believe to be excessive valuations on many stocks. Japanese stocks also remain unattractive as the economy is likely to slow during the second half of the year. Japanese companies have also been slow to restructure and maximizing returns is still not a priority for corporate Japan. Finally, Latin America is enjoying a strong economic recovery. Mexican stocks look very attractive as profits are accelerating. A recently completed Congressional election has given investors additional confidence in the newly democratic political system. Mexican equities are still relatively cheap and should perform well if interest rates fall as expected over the next year. Currently, the Fund has over 3% in Mexican equities.

                                      Sincerely,




/s/ Richard T. Saler                              /s/ Robert M. DeMichele
------------------------                          --------------------------
Richard T. Saler                                  Robert M. DeMichele
Portfolio Manager                                 President
August, 1997                                      August, 1997


*13.47% and 10.63% are the one year and since commencement (1/3/94) average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30,1997 (unaudited)

  NUMBER OF                                      VALUE
   SHARES                SECURITY              (NOTE 1)
--------------------------------------------------------

              COMMON STOCK: 93.2%
              Argentina: 1.8%
   28,400     Perez Companc S.A. ..........    $ 228,080
   14,900     Transportadora de Gas del
                Sur, S.A. (ADR) ...........      186,250
                                             -----------
                                                 414,330
                                             -----------
              Australia: 2.7%
  211,400     Foster's Brewing Group, Ltd.       389,588
   37,925     QBE Insurance Group, Ltd. ...      227,290
                                             -----------
                                                 616,878
                                             -----------
              Austria: 5.2%
    8,800     Boehler-Uddeholm AG .........      682,554
    2,500     Wienerberger
                Baustoffindustrie AG ......      513,620
                                             -----------
                                               1,196,174
                                             -----------
              Brazil: 2.6%
   18,800     Aracruz Celulose S.A. (ADR) .      383,050
  290,000     Companhia Cervejaria Brahma
                (Preferred shares) ........      222,238
                                             -----------
                                                 605,288
                                             -----------
              Canada: 8.1%
   17,200     Bombardier, Inc. "B" ........      390,241
   10,700     Hudson's Bay Company ........      240,439
   24,600     Imax Corporation2 ...........      607,313
    7,200     Jetform Corporation2 ........       94,950
   25,900     Noranda Forest, Inc .........      190,557
    7,200     Tarragon Oil & Gas, Ltd.2 ...       84,549
   57,600     Yogen Fruz World-Wide, Inc.2       252,603
                                             -----------
                                               1,860,652
                                             -----------
              Chile: 2.1%
   27,850     Antofagasta Holdings Plc ....      212,518
    8,300     Banco Santander (ADR)
                (Preferred Shares) ........      122,425
    8,600     Maderas y Sinteticos Sociedad
                Anonima S.A. (ADR) ........      142,975
                                               ---------
                                                 477,918
                                               ---------
              France: 4.4%
    2,080     Alcatel Alsthom .............      260,756
    5,300     Elf Aquitaine S.A. (ADR) ....      288,519
    3,600     Lafarge .....................      224,121
    1,930     Sidel .......................      149,576
    4,400     Unisor Sacilor ..............       79,442
                                               ---------
                                               1,002,414
                                               ---------
              Germany: 3.6%
    7,300     Continental AG ..............      181,397
    4,600     Deutsche Bank AG ............      268,999
    2,100     Hoechst AG ..................       89,156
    7,500     Rofin Sinar Technologies2 ...      143,438
      346     Sto AG (Preferred shares) ...      144,751
                                             -----------
                                                 827,741
                                             -----------
              Greece: 0.4%
      732     Hellenic Tellecommunication
                Organization S.A. (Rights)2        1,200
   12,600     Michaniki S.A. ..............       95,486
                                             -----------
                                                  96,686
                                             -----------
              Hong Kong: 5.1%
    7,600     HSBC Holdings Plc ...........      228,571
  280,000     JCG Holdings, Ltd. ..........      225,886
  248,000     National Mutual Asia, Ltd. ..      275,297
    4,000     Nu Skin Asia Pacific, Inc.2 .      106,000
  163,000     Peregrine Investment
                Holdings, Ltd. ............      335,582
                                             -----------
                                               1,171,336
                                             -----------
              Indonesia: 0.7%
   96,500     PT Tambang Timah ............      149,820
                                             -----------
              Ireland: 3.8%
   29,000     Allied Irish Banks Plc ......      221,920
    2,900     Elan Corporation Plc2 .......      131,225
  132,200     Jefferson Smurfit Group .....      382,922
   25,000     Ryanair Holdings Plc2 .......      132,758
                                             -----------
                                                 868,825
                                             -----------
              Italy: 1.9%
    9,100     Industrie Natuzzi Spa (ADR) .      233,187
   36,800     Stet Societa' Finanziaria
                Telefonica Spa. ...........      214,138
                                             -----------
                                                 447,325
                                             -----------
              Japan: 15.7%
    3,600     Acom Company, Ltd. ..........      173,661
   10,800     Amway Japan, Ltd. ...........      366,198
    2,800     Doutor Coffee Company, Ltd. .      113,781
   15,000     Fuji Bank, Ltd. .............      225,465
    8,000     Fujitsu, Ltd. ...............      111,160
   22,000     Kubota Corporation ..........      107,856
    2,200     Maruco Company, Ltd. ........       18,341
   13,000     Matsushita Electric Industrial
                Company, Ltd. .............      262,431
   16,000     Mitsubishi Estate Company ...      232,107
    8,000     NEC Corporation .............      111,859
   99,000     Nippon Steel Corporation ....      316,648
    5,000     Omron Corporation ...........      104,431
    5,100     Sony Corporation ............      445,242
    7,000     Sumitomo Electric Industries       117,452
   12,000     The Bank of Tokyo--
                Mitsubishi, Ltd. ..........      241,195
    2,100     Tiemco, Ltd. ................       93,594
    5,000     Tokyo Electron, Ltd. ........      239,448
   25,000     Toshiba Corporation .........      161,015
   19,000     Yamato Kogyo Company, Ltd. ..      187,625
                                             -----------
                                               3,629,509
                                             -----------

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30,1997 (unaudited) (continued)

  NUMBER OF                                      VALUE
   SHARES                SECURITY              (NOTE 1)
--------------------------------------------------------

              Malaysia: 1.9%
  126,000     Tanjong Plc .................  $   434,310
                                             -----------
              Mexico: 2.1%
  100,800     Cemex S.A. de C.V. "B" ......      490,408
                                             -----------
              Netherlands: 1.0%
    3,180     Philips Electronics N.V. ....      228,195
                                             -----------
              New Zealand: 3.0%
  198,800     Brierley Investments, Ltd. ..      194,015
   95,800     Carter Holt Harvey, Ltd. ....      247,370
   81,300     Fletcher Challenge Building .      244,090
    3,252     Fletcher Challenge Forests ..        4,716
                                             -----------
                                                 690,191
                                             -----------
              Norway: 1.9%
   22,600     Saga Petroleum AS ...........      429,106
                                             -----------
              Philippines: 0.7%
  457,300     C & P Homes, Inc. ...........      171,643
                                             -----------
              Poland: 1.5%
    3,756     Debica S.A. .................       77,149
   10,242     Elektrim Towarzystwo
                Handlowe S.A. .............       89,135
    3,371     Wedel S.A. ..................      181,565
                                             -----------
                                                 347,849
                                             -----------
              Singapore: 1.9%
   26,200     Clipsal Industries, Ltd. ....       92,748
   44,000     Jardine Strategic
                Holdings, Ltd. ............      166,320
    2,200     Jardine Strategic
                Holdings, Ltd. (Warrants)2            99
   52,800     Want Want Holdings2 .........      175,296
                                             -----------
                                                 434,463
                                             -----------
              Spain: 2.7%
    5,500     Adolfo Dominguez S.A.2 ......      216,903
    1,100     Banco Popular Espanol S.A. ..      270,007
    2,200     Tele Pizza, S.A.2 ...........      129,843
                                             -----------
                                                 616,753
                                             -----------
              Sweden: 1.6%
   35,000     Industrial & Financial Systems,
                IFS, AB1,2 ................      169,741
   17,900     Skandinaviska Enskilda ......      193,298
                                             -----------
                                                 363,039
                                             -----------
              Switzerland: 6.6%
      240     ABB AG ......................      363,823
      205     Nestle S.A. .................      270,830
      170     Novartis AG .................      272,168
      490     Saurer AG2 ..................      325,020
      330     Winterthur Schweizerische
                Versicherungs-Gesellschaft       291,100
                                             -----------
                                               1,522,941
                                             -----------
              Thailand: 0.3%
    9,000     BEC World Public Company, ...       77,128
                                             -----------

              United Kingdom: 9.9%
  127,900     Aegis Group Plc .............      133,572
    3,800     Blacks Leisure Group Plc ....       28,776
   20,330     D.F.S. Furniture Company Plc       190,154
   50,500     George Wimpey Plc ...........      113,464
   22,800     Grand Metropolitan Plc ......      220,656
   18,300     Harvey Nichols Plc ..........       85,888
   96,400     Inchcape Plc ................      454,041
    8,000     Oriflame International S.A. .       64,575
   19,800     PizzaExpress Plc ............      207,275
   10,000     Provident Financial Plc .....       92,702
   13,360     RTZ Corporation Plc .........      232,690
   54,800     Tomkins Plc .................      237,129
   45,800     Vodafone Group Plc ..........      222,958
                                             -----------
                                               2,283,880
                                             -----------
              TOTAL COMMON STOCK
                (cost $19,073,554) ........   21,454,802
                                             -----------
              SHORT-TERM INVESTMENTS: 4.3%
$1,000,000    Federal Home Loan Mortgage
                Corporation, 5.42%, due 7/14/97
                (cost $998,043) ...........      998,043
                                             -----------
              TOTAL INVESTMENTS: 97.5%
                (Cost $20,071,597+) (Note 1)  22,452,845
                                             -----------
              Other assets in excess of
                liabilities: 2.5% .........      581,484
                                             -----------
              TOTAL NET ASSETS: 100.0%
                (equivalent to $12.15 per
                share on 1,895,902 shares
                outstanding) ..............  $23,034,329
                                             ===========

1Restricted Security (Note 8).
2Non income producing security.
ADR -- American Depository Receipt.
+Aggregate cost for Federal Income tax purposes is $20,085,420.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30,1997 (unaudited) (continued)

At June 30, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ...................................    7.7%
Capital Equipment .........................   11.8
Construction & Housing ....................    1.7
Consumer Durable ..........................    5.6
Consumer Nondurable .......................   11.7
Electric & Electronics ....................    2.3
Energy Sources ............................    4.3
Financial Services ........................    8.2%
Health &Personal Care .....................    2.5
Materials .................................   18.5
Merchandising .............................    4.8
Multi-Industry ............................    4.5
Real Estate ...............................    1.0
Services ..................................    3.7
Telecommunications ........................    1.9%
Trade .....................................    2.4
Transportation ............................    0.6
Other assets ..............................    6.8
                                             -----
  Total Net Assets ........................  100.0%
                                             =====

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30,1997 (unaudited)

ASSETS
Investments, at value (cost $20,071,597) (Note 1) ................   $22,452,845
Cash .............................................................     1,115,408
Receivable for investment securities sold ........................       428,427
Receivable for shares sold .......................................        51,483
Dividends and interest receivable ................................        52,916
Foreign taxes recoverable ........................................        33,528
Unrealized gain on open forward contracts (Note 7) ...............        31,347
Deferred organization expenses, net (Note 1) .....................        16,381
                                                                     -----------
       Total Assets ..............................................   $24,182,335
                                                                     -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .................         9,388
Payable for investment securities purchased ......................     1,056,925
Payable for shares redeemed ......................................         1,231
Accrued expenses .................................................        80,462
                                                                     -----------
       Total Liabilities .........................................     1,148,006
                                                                     -----------
NET ASSETS  (equivalent to $12.15 per share on 1,895,902 shares
  outstanding) (Note 4) ..........................................   $23,034,329
                                                                     ===========
Net Assets consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ......................................   $     1,896
Additional paid-in capital (Note 1) ..............................    19,317,911
Undistributed net investment income (Note 1) .....................        79,401
Accumulated net realized gain on investments and foreign
  currency holdings (Note 1) .....................................     1,226,419
Unrealized appreciation of investments and foreign
  currency holdings ..............................................     2,408,702
                                                                     -----------
         TOTAL NET ASSETS ........................................   $23,034,329
                                                                     ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF OPERATIONS
Six months ended June 30,1997 (unaudited)

INVESTMENT INCOME
Dividends ............................................   $  303,825
Interest .............................................       43,106
                                                         ----------
                                                            346,931
Less: foreign tax expense ............................       34,710
                                                         ----------
   Total investment income ..........................                 $  312,221

EXPENSES
  Investment advisory fee (Note 2) ...................      100,763
  Custodian expense ..................................       37,235
  Distribution expense (Note 3) ......................       25,191
  Printing and mailing expenses ......................       16,837
  Transfer agent and shareholder servicing
    expense (Note 2) .................................       15,975
  Accounting expenses (Note 2) .......................       10,409
  Registration fees ..................................        9,631
  Directors' fees and expenses .......................        7,597
  Amortization of organization costs (Note 1) ........        5,468
  Professional fees ..................................        5,085
  Computer processing fees ...........................        2,887
  Other expenses .....................................        3,437
                                                         ----------
    Total expenses ...................................      240,515
    Less: expenses recovered under contract with
       investment adviser (Note 2) ...................       64,180      176,335
                                                         ----------    ---------
    Net investment income ............................                   135,886

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5)
  Net realized gain on:
    Investments ......................................    1,302,640
    Foreign currency transactions ....................       32,968
                                                         ----------
      Net realized gain ..............................                 1,335,608
  Net change in unrealized appreciation on:
    Investments ......................................      826,886
    Foreign currency translations of other assets
      and liabilities ................................       42,298
                                                         ----------
      Net change in unrealized appreciation ..........                   869,184
                                                                      ----------
      Net realized and unrealized gain ...............                 2,204,792
                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....                $2,340,678
                                                                      ==========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON INTERNATIONAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

     `                                                      SIX MONTHS
                                                               ENDED         YEAR ENDED
                                                           JUNE 30, 1997    DECEMBER 31,
                                                            (UNAUDITED)         1996
                                                            -----------     ------------
Net investment income (loss) ...........................   $    135,886     $    (73,734)
Net realized gain from investments and foreign
  currency transactions ................................      1,335,608        2,161,800
Net change in unrealized appreciation of
  investments and foreign currency translations ........        869,184          377,550
                                                           ------------     ------------
    Increase in net assets resulting from operations ...      2,340,678        2,465,616
Distributions to shareholders from net investment income           --           (319,185)
Distributions to shareholders from net realized gains
  from security transactions (Note 1) ..................           --         (1,538,614)
Increase in net assets from capital share
  transactions (Note 4) ................................      1,802,683          428,512
                                                           ------------     ------------
    Net increase in net assets .........................      4,143,361        1,036,329

NET ASSETS:
  Beginning of period ..................................     18,890,968       17,854,639
                                                           ------------     ------------
  End of period (including undistributed net investment
      income of $79,401 and distributions in excess of
      net investment income of $56,485, respectively) ..   $ 23,034,329     $ 18,890,968
                                                           ============     ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES
Lexington International Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over- the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $48,067 have been deferred and are being amortized on a straight-line basis over five years.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund' s average daily net assets. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.75% of the Fund's average daily net assets. Total reimbursement was $64,180 for the six months ended June 30, 1997, and is set forth in the statement of operations. The Fund reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $26,384 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN
The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1997 were $25,191 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:

                                      Six months ended
                                        June 30, 1997                  Year ended
                                         (unaudited)                December 31, 1996
                                  ------------------------    --------------------------
                                    Shares       Amount          Shares       Amount
                                  ----------- ------------    ------------ -------------
Shares sold .................       202,877    $ 2,332,157        317,658    $ 3,566,613
Shares issued on reinvestment
  of dividends ..............          --             --          149,131      1,605,600
                                    -------    -----------        -------    -----------
                                    202,878      2,332,157        466,789      5,172,213
Shares redeemed .............       (45,966)      (529,474)      (412,925)    (4,743,701)
                                    -------    -----------        -------    -----------
Net increase ................       156,911    $ 1,802,683         53,864    $   428,512
                                    =======    ===========        =======    ===========

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $14,502,633 and $13,652,205 respectively.

At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,902,614 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $493,912.

LEXINGTON INTERNATIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

6.  INVESTMENT AND CONCENTRATION RISKS
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S.. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7.  FORWARD FOREIGN EXCHANGE CONTRACTS
At June 30, 1997, the Fund was committed to sell foreign currencies under the following forward foreign exchange contracts:

                                              Contract                                  Unrealized
                            Settlement         Amount          Contract     Current       Gain at
      Security                 Date       (Local Currency)       Rate        Rate      June 30, 1997
       -------               ---------      -------------      --------    --------    ------------
New Zealand Dollar ........   10/3/97             849,980        0.6900       0.6783      $ 9,932
French Franc ..............   12/2/97           2,780,125        5.6747       5.8215       12,354
Italian Lira ..............   12/2/97         267,411,158      1,699.22     1,710.70        1,056
Spanish Pesetas ...........   12/2/97          47,247,745       143.485       147.06        8,005
                                                                                          -------
                                                                                          $31,347
                                                                                          =======

8.  Restricted Securities
The following security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                               Acquisition             Average Cost     Market      % of Net
   Security                                       Date        Shares     Per Share       Value       Assets
   --------                                    ------------    ------  ------------    ---------    ---------
Industrial and Financial Systems IFS,AB .....    6/12/97      35,000       $4.88        $169,741      0.74%

Pursuant to guidelines adopted by the Fund's Board of Directors, this unregistered security has been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

LEXINGTON INTERNATIONAL FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                         Six months
                                                            ended
                                                          June 30,             Year ended December 31,
                                                            1997        ------------------------------------
                                                         (unaudited)       1996         1995         1994
                                                         ----------     ----------   -----------  ----------
Net asset value, beginning of period ...................    $10.86        $10.60        $10.37       $10.00
                                                            ------        ------       -------      -------
Income (loss) from investment operations:
Net investment income (loss) ...........................      0.07         (0.02)        (0.01)       (0.08)
Net realized and unrealized gain
  on investments and foreign
  currency transactions ................................      1.22          1.45          0.61         0.67
                                                            ------        ------       -------      -------
Total income from investment operations ................      1.29          1.43          0.60         0.59
Less distributions:
Distributions from net investment income ...............        --         (0.20)           --           --
Distributions in excess of net investment income
(temporary book-tax difference) ........................        --            --         (0.35)          --
Distributions from net realized gains ..................        --         (0.97)        (0.02)       (0.10)
Distributions in excess of net realized gains
(temporary book-tax difference) ........................        --            --            --        (0.12)
                                                            ------        ------       -------      -------
Total distributions ....................................        --         (1.17)        (0.37)       (0.22)
                                                            ------        ------       -------      -------

Net asset value, end of period .........................    $12.15        $10.86        $10.60       $10.37
                                                            ======        ======       =======      =======
Total return ...........................................     23.95%*       13.57%         5.77%        5.87%

Ratio to average net assets:
Expenses, before reimbursement or waivers ..............      2.39%*        2.45%         2.46%        2.39%
Expenses, net of reimbursement or waivers ..............      1.75%*        2.45%         2.46%        2.39%
Net investment income (loss), before reimbursement
  or waivers ...........................................      1.99%*       (0.39%)       (0.12%)       0.94%
Net investment income (loss) ...........................      1.35%*       (0.39%)       (0.12%)       0.94%
Portfolio turnover rate ................................    146.18%*      113.55%       137.72%      100.10%
Average commission paid on equity
security transactions** ................................     $0.01         $0.03            --           --
Net assets, end of period (000's omitted) ..............   $23,034       $18,891       $17,855      $17,843

* Annualized.
**In accordance with SEC disclosure guidelines, the average commissions are calculated for the periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                                   ----------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   ----------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.
                                   ----------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   ----------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   ----------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   ----------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. --Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

Lexington
International Fund, Inc.

Investment Adviser
--------------------------------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


============================================
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  Transfer Agent
--------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
============================================

--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington International Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.